UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2025

JAKKS PACIFIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-28104	95-4527222
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2951 28th Street, Santa Monica, California	90405
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (424) 268-9444

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.001 par value	JAKK	NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On February 20, 2025, we issued a press release announcing our fourth quarter and full year results for 2024. Following the issuance of the press release, on February 20, 2025 at 5:00 p.m. ET / 2:00 p.m. PT, we will host a teleconference and webcast for analysts, investors, media and others to discuss the results and other business topics. Such financial information included in the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 18, 2025, the Company amended the employment agreement between the Company and Mr. Stephen G. Berman, Chairman, CEO & Secretary, and entered into Amendment No. 9 to Mr. Berman’s Second Amended and Restated Employment Agreement, dated as of November 11, 2010 and as amended to date (the “Berman Employment Agreement”). The terms of Mr. Berman’s Employment Agreement have been amended as follows: (i) to extend the Term of the Berman Employment Agreement for an additional twenty-seven months through March 31, 2029; (ii) addition of a performance award in the amount of 83,334 Restricted Stock Units (“RSUs”) which will vest (provided Mr. Berman is employed by the Company on a vesting date, with certain exceptions described in the Agreement) as follows: (1) 27,778 RSUs shall vest on the date the Average VWAP (as such term is defined in amendment) of a share of the Company’s common stock during a continuous 180 trading period is at least $45.00, (2) 27,778 RSUs shall vest on the date the Average VWAP of a share of the Company’s common stock during a continuous 180 trading period is at least $52.50, and (3) 27,778 RSUs shall vest on the date the Average VWAP of a share of the Company’s common stock during a continuous 180 trading period is at least $60.00, (iii) under certain circumstances, if Mr. Berman’s employment is terminated following a Change of Control, the Company will continue to provide certain health insurance benefits to Mr. Berman and his family for a period of time, and in the event of termination under certain other circumstances the Company’s obligation to provide post-termination insurance coverage to Mr. Berman and his family will be extended commensurate with the extension of the term described in (i) above, and (iv) if the Berman Employment Agreement is terminated under certain circumstances, the RSUs will immediately vest. All capitalized terms used but not defined in the previous sentence have the meanings ascribed thereto in the Berman Employment Agreement, as amended by Amendment No. 9.

The foregoing description of Amendment No. 9 to the Berman Employment Agreement is qualified in its entirety by reference to the full text thereof, a copy of which is filed as Exhibit 10.1 to this Form 8-K and is incorporated by reference into this Item 5.02.

On February 18, 2025, the Company amended the employment letter agreement between the Company and Mr. John L. Kimble, Chief Financial Officer and Executive Vice President, and entered into Amendment No. 3 to Mr. Kimble’s Letter Employment Agreement, dated November 18, 2019 (the “Kimble Employment Agreement”). The terms of Mr. Kimble’s Employment Agreement have been amended as follows: (i) to extend the Term of the Kimble Employment Agreement for an additional twenty-seven months through March 31, 2029; (ii) addition of a performance award in the amount of 29,166 RSUs which will vest (provided Mr. Kimble is employed by the Company on a vesting date, with certain exceptions described in the Agreement) as follows: (1) 9,722 RSUs shall vest on the date the Average VWAP of a share of the Company’s common stock during a continuous 180 trading period is at least $45.00, (2) 9,722 RSUs shall vest on the date the Average VWAP of a share of the Company’s common stock during a continuous 180 trading period is at least $52.50, and (3) 9,722 RSUs shall vest on the date the Average VWAP of a share of the Company’s common stock during a continuous 180 trading period is at least $60.00, (iii) under certain circumstances, if Mr. Kimble’s employment is terminated following a Change of Control, the Company will continue to provide certain health insurance benefits to Mr. Kimble and his family for a period of time, and in the event of termination under certain other circumstances the Company’s obligation to provide post-termination insurance coverage to Mr. Kimble and his family will be extended commensurate with the extension of the term described in (i) above, (iv) if the Kimble Employment Agreement is terminated under certain circumstances, the RSUs will immediately vest, and (v) if the Kimble Employment Agreement is terminated following a Change of Control he shall receive an amount equal to his aggregate base salary and any bonus with respect to any completed fiscal year to which he was entitled during the two years preceding the date of termination multiplied by two (2). All capitalized terms used but not defined in the previous sentence have the meanings ascribed thereto in the Kimble Employment Agreement, as amended by Amendment No. 3.

The foregoing description of Amendment No. 3 to the Kimble Employment Agreement is qualified in its entirety by reference to the full text thereof, a copy of which is filed as Exhibit 10.2 to this Form 8-K and is incorporated by reference into this Item 5.02.

Employment agreements for Stephen G. Berman, our President and Chief Executive Officer, and for John L. Kimble, our Chief Financial Officer, provide, inter alia, that for fiscal year 2025, their respective Annual Performance Bonuses (as such terms are defined in their respective employment agreements) will depend on our achieving certain performance criteria. The specific performance criteria are to be determined by the Compensation Committee (the “Compensation Committee”) of our Board of Directors (the “Board”) before the end of the Company’s first fiscal quarter. The performance criteria for Messrs. Berman and Kimble’s respective 2025 Annual Performance Bonuses have been established by the Compensation Committee and are set forth below.

EBITDA (as defined in the respective employment agreements) is calculated before including Bonuses as an expense and one-time non-recurring costs for initiatives approved by the Board. The performance criteria, bonus targets and bonus percentages may be adjusted in the sole discretion of the Compensation Committee to take account of extraordinary or special items, and the Compensation Committee also specifically reserved the right to modify the performance criteria, bonus targets and bonus percentages in the exercise of its negative discretion to take account of investment banking, accounting and legal fees incurred in connection with recapitalization and strategic transactions and unforeseen market and general economic conditions.

To the extent that EBITDA exceeds the minimum EBITDA target amount but falls between two EBITDA target amounts, the amount of the Additional Performance Bonus shall be determined by the Compensation Committee through linear interpolation.

				Maximum Bonus	Maximum Bonus
Name	Title		2025 Salary	(%)	($)
Stephen G. Berman	CEO		$1,850,000	300%	$5,550,000
John L. Kimble	CFO		$608,326	200%	$1,216,653
		EBITDA TARGET
More Than		$59,959,194	$69,959,194	$79,959,194	$89,959,194
Less Than		$69,959,194	$79,959,194	$89,959,194

BONUS PERCENTAGE OF 2025 SALARY

CEO		25%	100%	200%	300%
CFO		25%	100%	150%	200%

Item 8.01. Other Events.

On February 20, 2025, we issued a press release announcing that our Board of Directors declared a quarterly cash dividend of $0.25 per common share. The dividend will be payable on March 31, 2025 to shareholders of record at the close of business on March 3, 2025.  A copy of such release is annexed hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description
10.1	Amendment No. 9 to the Employment Agreement of Stephen G. Berman
10.2	Amendment No. 3 to the Employment Letter Agreement of John L. Kimble
99.1	February 20, 2025 Press Release
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAKKS PACIFIC, INC.

Dated: February 20, 2025
	By:	/s/ JOHN L. KIMBLE
John L. Kimble, CFO

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